UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (date of earliest event reported): June 8, 2005

SEAGATE TECHNOLOGY

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-31560	98-0355609
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

P.O. Box 309GT, Ugland House, South Church Street, George Town, Grand Cayman, Cayman Islands	NA
(Address of Principal Executive Office)	(Zip Code)

Registrant’s telephone number, including area code: (345) 949-8066

NA

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD

In-Quarter Business Update

Seagate reconfirms its expectation for revenue of $2.1 billion and diluted earnings per share of $0.50 for the quarter ending July 1, 2005. This guidance, originally in a Current Report on Form 8-K that Seagate filed with the SEC on May 17, 2005, is based on operating results in the current quarter and Seagate’s expectations for the last four weeks of the quarter. In particular:

•	Demand for Seagate disc drive products has continued strong since the beginning of the quarter, especially for desktop and consumer electronics drives. Demand for drives used in personal video recorders, gaming platforms and consumer desktop PC’s is particularly strong.

•	In the Enterprise drive market, as expected at the beginning of the quarter, the supply of disc drives is now balanced with demand. The total addressable market is expected to be slightly higher than the previous quarter’s 6.3 million drives.

•	New product ramp and transition continues to progress well and Seagate is on track to realize more than 50% of its total revenue from products announced last June.

•	Pricing, across all markets, is within the range of Seagate’s expectations.

At the Bear Stearns Technology Conference in New York today, Seagate executives will provide further commentary regarding the current operating environment for Seagate.

The information contained in this Current Report on Form 8-K is “furnished” but not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include, but are not limited to, statements related to future financial performance, price and product competition, customer demand for our products, pricing of our products and general market conditions. These forward-looking statements are based on information available to Seagate as of the date of this Current Report on Form 8-K and current expectations, forecasts and assumptions and involve a number of risks and uncertainties that could cause actual results to differ materially from those anticipated by these forward-looking statements. Such risks and uncertainties include a variety of factors, some of which are beyond Seagate’s control. In particular, such risks and uncertainties include the variable demand and the aggressive pricing environment for disc drives; dependence on Seagate’s ability to successfully manufacture in increasing volumes on a cost-effective basis and with acceptable quality its current disc drive products; and the adverse impact of competitive product announcements and possible excess industry supply with respect to particular disc drive products. Information concerning additional factors that could cause results to differ materially from those projected in the forward-looking statements is contained in Seagate’s Annual Report on Form 10-K/A as filed with the U.S. Securities and Exchange Commission on September 3, 2004 and in Seagate’s Quarterly Report on Form 10-Q as filed with the U.S. Securities and Exchange Commission on April 29, 2005. These forward-looking statements should not be relied upon as representing Seagate’s views as of any subsequent date and Seagate undertakes no obligation to update forward-looking statements to reflect events or circumstances after the date they were made.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEAGATE TECHNOLOGY

Date: June 8, 2005	By:	/s/ WILLIAM L. HUDSON
	Name:	William L. Hudson
	Title:	Executive Vice President, General Counsel and Secretary